UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38999	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Soquel Way Sunnyvale, California 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 20, 2024, BioCardia, Inc. (the “Company”) held its Annual Meeting. Present at the Annual Meeting in person or by proxy were holders of 15,526,978 shares of the Company’s common stock, representing 57.79% of the voting power of the shares of the Company’s common stock as of April 15, 2024, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the Annual Meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on April 15, 2024.

Proposal 1 – Election of Directors. The following nominees were elected as Class II directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Withheld	Broker Non-votes

Jim Allen	9,333,963	643,999	5,549,016

Andrew Blank	8,292,067	1,685,895	5,549,016

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of PKF San Diego, LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2024, was ratified.

Votes For	Votes Against	Abstentions	Broker Non-votes
15,278,425	124,185	124,368	---

Proposal 3 – Approval, on an Advisory Basis, of the Company’s Executive Compensation. The Company’s executive compensation was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-votes
8,049,847	637,260	1,290,855	5,549,016

Proposal 4 – Approval of an amendment of the amended and restated certificate of incorporation to effect a reverse stock split of the Company’s issued common stock, at a ratio of 1-for-2 to 1-for-20, to be determined in the sole discretion of the Company’s board of directors, and if such reverse stock split is effected, a reduction in the number of authorized shares of common stock from 100,000,000 shares to 50,000,000 shares. The proposal relating to such reverse stock split (the “Reverse Stock Split”) was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
12,348,031	3,086,432	92,515	---

Item 8.01   Other Events.

On May 21, 2024, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1 104	BioCardia, Inc. press release dated May 21, 2024 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: May 21, 2024